MANAGED PORTFOLIO SERIES
(the “Trust”)

Reinhart International PMV Fund
(the “Fund”)

Supplement dated January 9, 2023, to the Prospectus and
Statement of Additional Information (“SAI”), each dated May 20, 2022
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This Supplement amends the Fund’s Prospectus and SAI by hereby adding the following disclosure:

Spouting Rock Asset Management, LLC (“SRAM”), a multi-boutique manager platform providing investment solutions and services, recently announced it has entered into a definitive agreement to acquire approximately 70% of the equity of Reinhart Partners, the Fund’s investment adviser (the “Adviser”), in a multi-step transaction over a period of two years (the “Acquisition”).  The Acquisition is expected offer clients of both firms a broader asset management platform with attractive investment solutions and broader distribution and operational capabilities.  The Adviser believes that its investors will benefit from the additional scale and resources SRAM brings.  Closing is subject to customary conditions, with the first closing expected to occur during the first half of 2023.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquisition will result in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the existing investment advisory agreement.  Accordingly, the Board of Trustees of the Trust considered and approved a new investment advisory agreement (and an interim investment advisory agreement) between the Trust, on behalf of the Fund, and the Adviser at a meeting on January 5, 2023.  In addition, a shareholder meeting has been called to approve the new investment advisory agreement.  An interim investment advisory agreement is necessary from the closing of the Acquisition until such date as the new investment advisory agreement is approved by shareholders.  The interim investment advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve a new investment advisory agreement.  Under the interim investment advisory agreement, the current management fee will not change, and the fees earned under the agreement will be held in escrow until the new investment advisory agreement is approved by shareholders.

A proxy statement seeking the approval of the new investment advisory agreement will be mailed to shareholders in the coming weeks.

Please note that no changes are planned to the Fund’s investment objective, principal investment strategies or portfolio management team.  More information about these changes will be set forth in the proxy statement.
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This supplement should be retained for future reference.